Exhibit 99.1

INVESTOR RELATIONS: John Merriwether, 866-248-3872 InvestorRelations@amctheatres.com MEDIA CONTACTS: Ryan Noonan, (913) 213-2183 rnoonan@amctheatres.com

FOR IMMEDIATE RELEASE

AMC ENTERTAINMENT HOLDINGS, INC. ANNOUNCES PRICING OF

$200 MILLION REGISTERED DIRECT OFFERING OF COMMON STOCK

LEAWOOD, KANSAS - (June 23, 2026) -- AMC Entertainment Holdings, Inc. (NYSE: AMC) (“AMC” or “the Company”), announced today that it has entered into a definitive agreement with certain institutional investors for the purchase and sale of an aggregate of 95,250,000 shares of AMC common stock. The Offering is expected to result in gross proceeds of approximately $200 million, before deducting agent fees and offering expenses.

AMC intends to use the net proceeds from the Offering to redeem all of its $125,500,000 aggregate principal amount of 6.125% Senior Subordinated Notes due 2027, pay related fees, costs, premiums and expenses associated therewith and for general corporate purposes, which may include the repayment of other debt, the strengthening of AMC’s cash reserves and investments to enhance the moviegoing experience at AMC’s theatres. The Offering is expected to close on June 24, 2026, subject to customary closing conditions.

Roth Capital Partners is acting as the sole placement agent for the Offering.

The shares described above are being offered pursuant to a shelf registration statement on Form S-3 (File No. 333-293291), originally filed with the Securities and Exchange Commission (the “SEC”) on February 9, 2026. The Offering is being made only by means of a prospectus, including a prospectus supplement, forming a part of the effective registration statement. A final prospectus supplement and accompanying prospectus relating to the Offering will be filed with the SEC and will be available on the SEC’s website at www.sec.gov. Electronic copies may be obtained when available, from Roth Capital Partners, LLC, 888 San Clemente, Suite 400, Newport Beach, CA 92660, (800) 678-9147 or by email at rothecm@roth.com, or by accessing the SEC’s website, www.sec.gov.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About AMC Entertainment Holdings, Inc.

AMC is the largest movie exhibition company in the United States, the largest in Europe and the largest throughout the world with approximately 850 theatres and 9,600 screens across the globe. AMC has propelled innovation in the exhibition industry by: deploying its Signature power-recliner seats; delivering enhanced food and beverage choices; generating greater guest engagement through its loyalty and subscription programs, website, and mobile apps; offering premium large format experiences and playing a wide variety of content including the latest Hollywood releases and independent programming. For more information, visit www.amctheatres.com.

Website Information

This press release, along with other news about AMC, is available at www.amctheatres.com. We routinely post information that may be important to investors in the Investor Relations section of our website, www.investor.amctheatres.com. We use this website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD, and we encourage investors to consult that section of our website regularly for important information about AMC. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document. Investors interested in automatically receiving news and information when posted to our website can also visit www.investor.amctheatres.com to sign up for email alerts.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the federal securities laws, including the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. In many cases, these forward-looking statements may be identified by the use of words such as “will,” “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “indicates,” “projects,” “goals,” “objectives,” “targets,” “predicts,” “plans,” “seeks,” and variations of these words and similar expressions. Examples of forward-looking statements include statements the Company makes regarding impacts of the industry box office in North America and European industry attendance, the Company’s expected revenue, net loss, capital expenditures, diluted loss per share, Adjusted EBITDA and estimated cash and cash equivalents, the potential for sustained growth, the Company’s cash generation potential, the potential for further debt equitization, the ability to achieve the Company’s AMC Go Plan, the Company’s financial runway and the continued box office recovery as well as the future box office outlook, including with respect to the full year 2026, the use of proceeds from the Offering, changing market dynamics and capitalizing on opportunities to further strengthen AMC’s balance sheet. Any forward-looking statement speaks only as of the date on which it is made. These forward-looking statements may include, among other things, statements related to AMC’s current expectations regarding the performance of its business, financial results, liquidity and capital resources and are based on information available at the time the statements are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks, trends, uncertainties and other facts that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks, trends, uncertainties and facts include, but are not limited to: the sufficiency of AMC’s existing cash and cash equivalents and available borrowing capacity; AMC’s ability to obtain additional liquidity, which if not realized or insufficient to generate the material amounts of additional liquidity that will be required unless it is able to achieve more normalized levels of operating revenues, likely would result with AMC seeking an in-court or out-of-court restructuring of its liabilities; the effectiveness of the refinancing transactions completed in the third quarter of 2025 and the ability to further equitize existing debt; increased use of alternative film delivery methods or other forms of entertainment; the continued recovery of the North American and international box office; AMC’s significant indebtedness, including its ability to meet its covenants and limitations on AMC's ability to take advantage of certain business opportunities imposed by such covenants; shrinking exclusive theatrical release windows; the seasonality of AMC’s revenue and working capital; intense competition in the geographic areas in which AMC operates; risks relating to impairment losses, including with respect to goodwill and other intangibles, and theatre and other closure charges; motion picture production, promotion, marketing, and performance including labor stoppages affecting the production, supply and release schedule of theatrical motion picture content and choice of distributors to release fewer feature-length films as a result of the additional financial burden imposed by tariffs; the use of artificial intelligence (“AI”) technology in the filmmaking process and audience acceptance of movies made utilizing AI technology; general and international economic, political, regulatory and other risks, including but not limited to rising interest rates; AMC’s lack of control over distributors of films; limitations on the availability of capital, including on the authorized number of AMC common stock; dilution of voting power caused by recent sales of AMC common stock and through the issuance of AMC common stock underlying Muvico LLC’s exchangeable notes and the issuance of preferred stock; AMC’s ability to achieve expected synergies, benefits and performance from its strategic initiatives; AMC’s ability to refinance its indebtedness on favorable terms; AMC’s ability to optimize its theatre circuit; AMC’s ability to recognize interest deduction carryforwards, net operating loss carryforwards, and other tax attributes to reduce future tax liability; supply chain disruptions, labor shortages, increased cost and inflation; and other factors discussed in the reports AMC has filed with the SEC. Should one or more of these risks, trends, uncertainties, or facts materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by the forward-looking statements contained herein. Accordingly, the Company cautions you against relying on forward-looking statements, which speak only as of the date they are made.

Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. For a detailed discussion of risks, trends and uncertainties facing AMC, see the section entitled “Risk Factors” and elsewhere in the Company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q, as well as the Company’s other filings with the SEC, copies of which may be obtained by visiting the Company’s Investor Relations website at investor.amctheatres.com or the SEC’s website at www.sec.gov.

AMC does not intend, and undertakes no duty, to update any information contained herein to reflect future events or circumstances, except as required by applicable law.

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